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                                                                     Exhibit 1.1

                           DEALERTRACK HOLDINGS, INC.

          ___________ Shares of Common Stock, Par Value $0.01 Per Share

                             Underwriting Agreement

                                                               ___________, 2005

Lehman Brothers Inc.
   As Representative of the
   several Underwriters listed
   in Schedule I hereto

c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

Ladies and Gentlemen:

     DealerTrack Holdings, Inc., a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters listed in Schedule I hereto (the "Underwriters"), for whom you are acting as representative (the "Representative"), an aggregate of ___________ shares, and, at the option of the Underwriters, to cover over-allotments, if any, up to an additional ___________ shares, of common stock, par value $0.01 per share (the "Stock"), of the Company, and the stockholders of the Company listed in Schedule II hereto (the "Selling Stockholders") propose to sell to the Underwriters an aggregate of ___________ shares of the Stock. The aggregate of ___________ shares of the Stock to be sold by the Company and the Selling Stockholders is herein called the "Underwritten Shares" and the aggregate of ___________ additional shares of the Stock to be sold by the Company at the Underwriters' option, to cover over-allotments, if any, is herein called the "Option Shares". The Underwritten Shares and the Option Shares are herein referred to as the "Shares".

     The Company hereby confirms its agreement with the several Underwriters concerning the purchase and sale of the Shares, as follows:

     1. Registration Statement. The Company has prepared and filed with the Securities and Exchange Commission (the "Commission") under the Securities Act of 1933, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Securities Act"), a registration statement on Form S-1 (File No. 333-126944), including a prospectus, relating to the Shares. Such registration statement, as amended at the time it becomes effective, including the information, if any, deemed pursuant to Rule 430A under the Securities Act to be part of the registration statement at the time of its effectiveness ("Rule 430 Information"), is referred to

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herein as the "Registration Statement"; and as used herein, the term
"Preliminary Prospectus" means each prospectus that is included in such registration statement (and any amendments thereto) before it becomes effective and the prospectus included in the Registration Statement at the time of its effectiveness that omits Rule 430 Information; and the term "most recent Preliminary Prospectus" means the latest Preliminary Prospectus included in the Registration Statement on or prior to the date hereof ; and the term "Prospectus" means the prospectus in the form first used (or made available upon request of purchasers pursuant to Rule 173 under the Securities Act) in connection with confirmation of sales of the Shares and that is filed pursuant to Rule 424(b) under the Securities Act. If the Company has filed an abbreviated registration statement pursuant to Rule 462(b) under the Securities Act (the "Rule 462 Registration Statement"), then any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462 Registration Statement. Capitalized terms used but not defined herein shall have the meanings given to such terms in the Registration Statement and the Prospectus.

     At or prior to ____ [a.m.] [p.m.] (New York City time) on the date of this Agreement (the "Applicable Time"), the Company prepared the following information: (i) the most recent Preliminary Prospectus and (ii) "free writing prospectuses" (as defined in Rule 405 under the Securities Act) prepared by or on behalf of the Company or used or referred to by the Company in connection with the offering of the Shares ("Issuer Free Writing Prospectus"), including any Issuer Free Writing Prospectuses that were filed by the Company with the Commission on or before the Applicable Time ("Filed Issuer Free Writing Prospectuses"). In addition, you have informed us that the Underwriters have or will orally provide the pricing information set out on Annex E to prospective purchasers prior to confirming sales (the "Oral Pricing Information" and, collectively with the most recent Preliminary Prospectus and each Filed Issuer Free Writing Prospectus, the "Pricing Disclosure Package"). If, subsequent to the date of this Agreement, the Company and the Underwriters have determined that such Pricing Disclosure Package included an untrue statement of a material fact or omitted a statement of material fact necessary to make the information therein, in the light of the circumstances under which it was made, not misleading and have agreed to provide an opportunity to purchasers of the Shares to terminate their old purchase contracts and enter into new purchase contracts, then "Pricing Disclosure Package" will refer to the information available to purchasers at the time of entry into the first such new purchase contract.

     2. Purchase of the Shares by the Underwriters. (a) The Company and each of the Selling Stockholders agree, severally and not jointly, to sell the Shares to the several Underwriters as provided in this Agreement, and each Underwriter, on the basis of the representations, warranties and agreements set forth herein and subject to the conditions set forth herein, agrees, severally and not jointly, to purchase from the Company and each of the Selling Stockholders at a purchase price per share of $___________ (the "Purchase Price") the number of Underwritten Shares (to be adjusted by you so as to eliminate fractional shares) determined by multiplying the aggregate number of Underwritten Shares to be sold by the Company and each of the Selling Stockholders as set forth opposite their respective names in Schedule II hereto by a fraction, the numerator of which is the aggregate number of Underwritten Shares to be purchased by such Underwriter as set forth opposite the name of such Underwriter in Schedule I hereto and the denominator of which is the aggregate number of Underwritten Shares to be

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purchased by all the Underwriters from the Company and all the Selling
Stockholders hereunder. Notwithstanding any indication to the contrary in this Agreement, none of the Shares to be sold by J.P. Morgan Partners (23A SBIC), L.P., or any affiliate of J.P. Morgan Partners (23A SBIC), L.P., pursuant to this Agreement will be sold to J.P. Morgan Securities Inc. To the extent necessary to give effect to the prior sentence, the parties to this Agreement hereby agree that any allocation of Underwritten Shares to be sold by the Selling Stockholders to the account of J.P. Morgan Securities Inc. pursuant to this Agreement shall consist entirely of Underwritten Shares owned by Selling Stockholders other than J.P. Morgan Partners (23A SBIC), L.P. or any affiliate of J.P. Morgan Partners (23A SBIC), L.P.

     The public offering price of the Shares is not in excess of the price recommended by William Blair & Company, L.L.C., acting as a "qualified independent underwriter" within the meaning of Rule 2720 of the Rules of Conduct of the National Association of Securities Dealers, Inc.

     In addition, the Company agrees to sell the Option Shares to the several Underwriters in accordance with the terms of this Agreement and such Underwriters shall have the option to purchase at their election up to a maximum of ___________ Option Shares, to cover over-allotments, if any, at the Purchase Price. The Underwriters, on the basis of the representations and warranties herein contained, but subject to the conditions hereinafter stated, shall have the option to purchase, severally and not jointly, from the Company, to cover over-allotments, if any, at the Purchase Price that portion of the number of Option Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Option Shares by a fraction the numerator of which is the maximum number of Option Shares which such Underwriter is entitled to purchase and the denominator of which is the maximum number of Option Shares which all of the Underwriters are entitled to purchase hereunder.

     The Underwriters may exercise the option to purchase the Option Shares at any time and from time to time on or before the thirtieth day following the date of this Agreement, by written notice from the Representative to the Company and an Attorney-in-Fact (as defined below). Such notice shall set forth the aggregate number of Option Shares as to which the option is being exercised and the date and time when the Option Shares are to be delivered and paid for, which may be the same date and time as the Closing Date (as hereinafter defined) but shall not be earlier than the Closing Date nor later than the tenth full business day (as hereinafter defined) after the date of such notice (unless such time and date are postponed in accordance with the provisions of Section 11 hereof). Any such notice shall be given at least three Business Days prior to the date and time of delivery specified therein, unless otherwise agreed by the parties hereto.

     (b) The Company and the Selling Stockholders understand that the Underwriters intend to make a public offering of the Shares as soon after the effectiveness of this Agreement as in the judgment of the Representative is advisable, and initially to offer the Shares on the terms set forth in the most recent Preliminary Prospectus and the Prospectus. The Company and the Selling Stockholders acknowledge and agree that the Underwriters may offer and sell Shares

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to or through any affiliate of an Underwriter and that any such affiliate may offer and sell Shares purchased by it to or through any Underwriter.

     Approximately ___________ Underwritten Shares ("Directed Shares") will initially be reserved by the several Underwriters for offer and sale to employees and persons, who have heretofore delivered to Lehman Brothers Inc. offers or indications of interest to purchase Directed Shares in form reasonably satisfactory to Lehman Brothers Inc., having business relationships with the Company and its subsidiaries ("Directed Share Participants") upon the terms and conditions set forth in the most recent Preliminary Prospectus and the Prospectus (the "Directed Share Program") and in accordance with the rules and regulations of the National Association of Securities Dealers, Inc., and any allocation of such Directed Shares among such persons will be made in accordance with timely directions received by Lehman Brothers Inc. from the Company. Under no circumstances will Lehman Brothers Inc. or any Underwriter be liable to the Company or to any Directed Share Participant for any action taken or omitted to be taken in good faith in connection with such Directed Share Program. To the extent that any Directed Shares are not affirmatively reconfirmed for purchase by any Directed Share Participant on or immediately after the date of this Agreement, such Directed Shares may be offered to the public as part of the public offering contemplated hereby.

     (c) Payment for the Shares shall be made by wire transfer in immediately available funds to the account specified by the Company to the Representative with regard to payment to the Company and by the Attorneys-in-Fact (as defined below), or any of them, to the Representative with regard to payment to the Selling Stockholders, in the case of the Underwritten Shares, at the offices of Davis Polk & Wardwell at 10:00 A.M. New York City time on ___________, 2005, or at such other time or place on the same or such other date, not later than the fifth business day thereafter, as the Representative and the Company and an Attorney-in-Fact may agree upon in writing or, in the case of the Option Shares, on the date and at the time and place specified by the Representative in the written notice of the Underwriters' election to purchase such Option Shares. The time and date of such payment for the Underwritten Shares are referred to herein as the "Closing Date" and any time and date for such payment for the Option Shares, if other than the Closing Date, are herein referred to as an "Additional Closing Date".

     Payment for the Shares to be purchased on the Closing Date or an Additional Closing Date, as the case may be, shall be made against delivery to the Representative for the respective accounts of the several Underwriters of the Shares to be purchased on such date in such form and registered in such names and in such denominations as the Representative shall request in writing not later than two full business days prior to the Closing Date or an Additional Closing Date, as the case may be, with any transfer taxes payable in connection with the sale of the Shares duly paid by the Company or the Selling Stockholders, as the case may be. The certificates, if any, for the Shares will be made available for inspection and packaging by the Representative at the office of Lehman Brothers Inc. set forth above not later than 1:00 P.M., New York City time, on the business day prior to the Closing Date or an Additional Closing Date, as the case may be.

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     (d) Each of the Company and the Selling Stockholders acknowledges and agrees that the Underwriters are acting solely in the capacity of an arm's length contractual counterparty to the Company and the Selling Stockholders with respect to the offering of Shares contemplated hereby (including in connection with determining the terms of the offering) and not as a financial advisor or a fiduciary to, or an agent of, the Company, the Selling Stockholders or any other person. Additionally, neither the Representative nor any other Underwriter is advising the Company, the Selling Stockholders or any other person as to any legal, tax, investment, accounting or regulatory matters in any jurisdiction. The Company and the Selling Stockholders shall consult with their own advisors concerning such matters and shall be responsible for making their own independent investigation and appraisal of the transactions contemplated hereby and, unless and to the extent otherwise expressly set forth herein, the Underwriters shall have no responsibility or liability to the Company or the Selling Stockholders with respect thereto. Any review by the Underwriters of the Company, the transactions contemplated hereby or other matters relating to such transactions will be performed solely for the benefit of the Underwriters and shall not be on behalf of the Company or the Selling Stockholders.

     3. Representations and Warranties of the Company. The Company represents and warrants to each Underwriter that:

     (a) Preliminary Prospectus. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission, and the most recent Preliminary Prospectus, at the time of filing thereof, complied in all material respects with the Securities Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use in the most recent Preliminary Prospectus.

     (b) Pricing Disclosure Package. The Pricing Disclosure Package, at the Applicable Time did not, and as of the Closing Date and as of an Additional Closing Date, as the case may be, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use in the Pricing Disclosure Package.

     (c) Issuer Free Writing Prospectus. Each Issuer Free Writing Prospectus (including, without limitation, any "road show" that is a free writing prospectus pursuant to Rule 433 under the Securities Act), when considered together with the Pricing Disclosure Package at the Applicable Time, did not and as of the Closing Date and as of an Additional Closing Date, as the case may be, will not contain any untrue statement of a material fact or omit to state a material

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fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each Issuer Free Writing Prospectus conformed or will conform in all material respects to the requirements of the Securities Act on the date of first use, and the Company has complied with all prospectus delivery and any filing requirements applicable to each Issuer Free Writing Prospectus pursuant to the Securities Act. The Company has not made any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representative; it being understood that the Representative has consented to the pre-recorded "road show" of the Company that appears on www.retailroadshow.com. The Company has retained in accordance with the Securities Act all Issuer Free Writing Prospectuses that were not required to be filed pursuant to the Securities Act. The Company has taken all actions necessary so that any "road show" (as defined in Rule 433 under the Securities Act) in connection with the offering of the Shares will not be required to be filed pursuant to the Securities Act.

     (d) Ineligible Issuer Status. The Company was not at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Company or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) under the Securities Act) of the Shares, is not on the date hereof and will not be on the Closing Date or an Additional Closing Date, as the case may be, an "ineligible issuer" (as defined in Rule 405 under the Securities Act).

     (e) Registration Statement and Prospectus. No order suspending the effectiveness of the Registration Statement has been issued by the Commission and no proceeding for that purpose or pursuant to Section 8A of the Securities Act against the Company or related to the offering has been initiated or, to the knowledge of the Company, threatened by the Commission; as of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement complied and will comply in all material respects with the Securities Act, and did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and as of the applicable date of the Prospectus and any amendment or supplement thereto and as of the Closing Date and as of an Additional Closing Date, as the case may be, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the Company makes no representation and warranty with respect to any statements or omissions made in reliance upon and in conformity with information relating to any Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use in the Registration Statement and the Prospectus and any amendment or supplement thereto.

     (f) Financial Statements. The financial statements and the related notes thereto included in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus comply in all respects with the applicable requirements of the Securities Act and present fairly the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting

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principles applied on a consistent basis throughout the periods covered thereby, and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein; the other financial information included in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus has been derived from the accounting records of the Company and its subsidiaries and presents fairly the information shown thereby; and the pro forma financial information and the related notes thereto included in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus have been prepared in accordance with the applicable requirements of the Securities Act, and the assumptions underlying such pro forma financial information are reasonable and are set forth in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, in each case, in all material respects.

     (g) No Material Adverse Change. Since the date of the most recent financial statements of the Company included in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, (i) there has not been any material change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock, or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; (ii) neither the Company nor any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) neither the Company nor any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except with respect to each of the foregoing clauses, as disclosed in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus.

     (h) Organization and Good Standing. The Company and each of its significant subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect, or a prospective material adverse effect, on the business, properties, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole (a "Material Adverse Effect"). The Company does not own or control, directly or indirectly, any corporation, association or other entity other than the subsidiaries listed in Exhibit 21.1 to the Registration Statement.

     (i) Capitalization. The Company has an authorized capitalization as set forth in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading

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"Capitalization"; all the outstanding shares of capital stock of the Company
(including the Shares to be sold by the Selling Stockholders) have been duly and validly authorized and issued and are fully paid and non-assessable and are not subject to any pre-emptive or similar rights; except as described in or expressly contemplated by each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no outstanding rights (including, without limitation, pre-emptive rights), warrants or options to acquire, or instruments convertible into or exchangeable for, any shares of capital stock or other equity interest in the Company or any of its subsidiaries, or any contract, commitment, agreement, understanding or arrangement of any kind relating to the issuance of any capital stock of the Company or any such subsidiary, any such convertible or exchangeable securities or any such rights, warrants or options; the capital stock of the Company conforms in all material respects to the description thereof contained in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus; and all the outstanding shares of capital stock or other equity interests of each subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable (except, in the case of any foreign subsidiary, for directors' qualifying shares) and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party (collectively, "Liens"), except for Liens (i) pursuant to or contemplated by that certain Credit Agreement dated as of April 15, 2005 among DealerTrack, Inc., the Company, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent and LC Issuing Bank (the "Credit Agreement") or (ii) the foreclosure of which would not have a Material Adverse Effect.

     (j) Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement and to perform its obligations hereunder; and all action required to be taken for the due and proper authorization, execution and delivery by it of this Agreement and the consummation by it of the transactions contemplated hereby has been duly and validly taken.

     (k) Underwriting Agreement. This Agreement has been duly authorized, executed and delivered by the Company.

     (l) The Shares. The Shares to be issued and sold by the Company hereunder have been duly authorized by the Company and, when issued and delivered and paid for as provided herein, will be duly and validly issued and will be fully paid and nonassessable and will conform to the descriptions thereof in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus; and the issuance of the Shares is not subject to any preemptive or similar rights.

     (m) No Violation or Default. Neither the Company nor any of its subsidiaries is (i) in violation of its charter or by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its significant subsidiaries is a party or by which the Company or any of its significant subsidiaries is bound or to which any of the property or assets of the Company or any of its significant subsidiaries is subject; or (iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the

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case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

     (n) No Conflicts. The execution, delivery and performance by the Company of this Agreement and the issuance and sale of the Shares to be sold by the Company hereunder will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its significant subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its significant subsidiaries is a party or by which the Company or any of its significant subsidiaries is bound or to which any of the property or assets of the Company or any of its significant subsidiaries is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of the Company or any of its significant subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority applicable to the Company or any of its significant subsidiaries, except, in the case of clauses (i) and (iii) above, for any such conflicts, breaches, violations, defaults, liens, charges or encumbrances as would not, individually or in the aggregate, materially and adversely affect the ability of the Company to perform its obligations under this Agreement.

     (o) No Consents Required. No consent, approval, authorization, order, registration or qualification (collectively, "Consents") of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of this Agreement and the issuance and sale of the Shares to be sold by the Company hereunder, except for
(i) the registration of the Shares under the Securities Act, (ii) such Consents as may be required under applicable state securities laws in connection with the purchase and distribution of the Shares by the Underwriters, and (iii) such Consents as would not, individually or in the aggregate, materially and adversely affect the ability of the Company to perform its obligations under this Agreement.

     (p) Legal Proceedings. Except as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its significant subsidiaries is or may be a party or to which any property of the Company or any of its significant subsidiaries is or may be the subject that, individually or in the aggregate, if determined adversely to the Company or any of its significant subsidiaries, could reasonably be expected to have a Material Adverse Effect or materially and adversely affect the ability of the Company to perform its obligations under this Agreement; to the best knowledge of the Company, no such investigations, actions, suits or proceedings are threatened or contemplated by any governmental or regulatory authority or threatened by others; and (i) there are no current or pending legal, governmental or regulatory actions, suits or proceedings that are required under the Securities Act to be described in the Registration Statement, the Pricing Disclosure package or the Prospectus that are not so described in the Registration Statement, the Pricing Disclosure Package and the Prospectus and (ii) there are no statutes, regulations or contracts or other documents that are required under the Securities Act to be filed as exhibits to the Registration

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Statement or described in the Registration Statement, the Pricing Disclosure
package or the Prospectus that are not so filed as exhibits to the Registration Statement or described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

     (q) Independent Accountants. PricewaterhouseCoopers LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent public accountants with respect to the Company and its subsidiaries as required by the Securities Act. KPMG LLP, who have certified certain financial statements of Chrome Systems, Inc., were independent public accountants with respect to Chrome Systems, Inc. at the time of such certification, as required by the Securities Act.

     (r) Title to Real and Personal Property. The Company and its significant subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real and personal property that are material to the respective businesses of the Company and its significant subsidiaries, in each case free and clear of all liens (other than liens pursuant to or contemplated by the Credit Agreement), encumbrances, claims and defects and imperfections of title except those that (i) do not materially interfere with the use made and proposed to be made of such property by the Company and its significant subsidiaries or (ii) could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect.

     (s) Title to Intellectual Property. The Company and its significant subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses and know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses as presently conducted; and the conduct of their respective businesses as presently conducted will not conflict in any material respect with any such rights of others, and the Company and its subsidiaries have not received any notice of any claim of infringement or conflict with any such rights of others, in each case, except as disclosed in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus.

     (t) No Undisclosed Relationships. No relationship, direct or indirect, exists between or among the Company or any of its subsidiaries, on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of its subsidiaries, on the other, that is required by the Securities Act to be described in the Registration Statement, the Pricing Disclosure Package or the Prospectus and that is not so described in the Registration Statement, the Pricing Disclosure Package and the Prospectus.

     (u) Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Registration Statement, the Pricing Disclosure Package and the Prospectus, will not be required to register as an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Investment Company Act").

     (v) Public Utility Holding Company Act. Neither the Company nor any of its subsidiaries is a "holding company" or a "subsidiary company" of a holding company or an "affiliate" thereof within the meaning of the Public Utility Holding Company Act of 1935, as amended.

     (w) Taxes. The Company and its subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof; and except as disclosed in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, there is no tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets, in each case, except as would not have a Material Adverse Effect.

     (x) Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus or would not have a Material Adverse Effect, neither the Company nor any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

     (y) No Labor Disputes. No material labor disturbance by or dispute with employees of the Company or any of its subsidiaries exists or, to the best knowledge of the Company, is contemplated or threatened.

     (z) Compliance With Environmental Laws. The Company and its subsidiaries
(i) are in compliance with any and all applicable federal, state, local and foreign laws, rules, regulations, decisions and orders relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (collectively, "Environmental Laws"); (ii) have received and are in compliance with all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses; and (iii) have not received notice of any actual or potential liability for the investigation or remediation of any disposal or release of hazardous or toxic substances or wastes, pollutants or contaminants, except in any such case for any such failure to comply, or failure to receive required permits, licenses or approvals, or liability as would not, individually or in the aggregate, have a Material Adverse Effect.

     (aa) Compliance With ERISA. Each employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and its affiliates has been maintained in compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the "Code"); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject to the funding rules of Section 412 of the Code or Section 302 of ERISA, no "accumulated funding deficiency" as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions, except, in each case, as would not have a Material Adverse Effect.

     (bb) Accounting Controls. The Company and its subsidiaries maintain systems of internal accounting controls sufficient to provide reasonable assurance that
(i) transactions are executed in accordance with management's general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

     (bb) Insurance. Except as disclosed in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, the Company and its significant subsidiaries have insurance covering their respective properties, operations, personnel and businesses, including business interruption insurance, which insurance is in amounts and insures against such losses and risks as are adequate to protect the Company and its significant subsidiaries and their respective businesses; and neither the Company nor any of its significant subsidiaries has (i) received notice from any insurer or agent of such insurer that capital improvements or other expenditures are required or necessary to be made in order to continue such insurance or (ii) any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

     (dd) No Unlawful Payments. Neither the Company nor any of its subsidiaries nor, to the best knowledge of the Company, any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries has (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or (iv) made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

     (ee) No Restrictions on Subsidiaries. No subsidiary of the Company is currently prohibited, directly or indirectly, under any agreement or other instrument to which it is a party or is subject, from paying any dividends to the Company, from making any other distribution on such subsidiary's capital stock, from repaying to the Company any loans or advances to such subsidiary from the Company or from transferring any of such subsidiary's properties or assets to the Company or any other subsidiary of the Company, other than any prohibition pursuant to or contemplated by the Credit Agreement.

     (ff) No Broker's Fees. Neither the Company nor any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against the Company or any of its subsidiaries or any Underwriter for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Shares.

     (gg) No Registration Rights. Except as disclosed in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, no person has the right to require the Company or any of its subsidiaries to register any securities for sale under the Securities Act by reason of the filing of the Registration Statement with the Commission or the issuance and sale of the Shares to be sold by the Company hereunder or, to the best knowledge of the Company, the sale of the Shares to be sold by the Selling Stockholders hereunder.

     (hh) No Stabilization. The Company has not taken, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares in violation of any state or federal laws.

     (ii) Business With Cuba. The Company has complied with all provisions of
Section 517.075, Florida Statutes (Chapter 92-198, Laws of Florida) relating to doing business with the Government of Cuba or with any person or affiliate located in Cuba.

     (jj) Margin Rules. Neither the issuance, sale and delivery of the Shares nor the application of the proceeds thereof by the Company as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus will violate Regulation T, U or X of the Board of Governors of the Federal Reserve System or any other regulation of such Board of Governors.

     (kk) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission thereunder (collectively, the "Exchange Act")), contained in the Registration Statement, the Pricing Disclosure Package or the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

     (ll) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

     (mm) Sarbanes-Oxley Act. There is and has been no failure on the part of the Company or any of the Company's directors or officers, in their capacities as such, to comply with Section 402, related to loans, of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act").

     (nn) No NASD Affiliation. Except as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus, no officer, director, nominee for director or 5% or greater stockholder of the Company or Selling Stockholder has a direct or indirect affiliation or association with any member of the National Association of Securities Dealers, Inc.

     (oo) Directed Share Program. Each of the Registration Statement, the Pricing Disclosure Package, the Prospectus and the most recent Preliminary Prospectus comply, and any amendments or supplements thereto will comply, with any applicable laws or regulations of jurisdictions in which the Pricing Disclosure Package, the Prospectus or the most recent Preliminary Prospectus, as amended or supplemented, if applicable, are distributed in connection with the Directed Share Program; no consent, approval, authorization, order or qualification of or with any court or governmental or regulatory authority is required in connection with the offering of the Directed Shares in any jurisdiction where the Directed Shares are being offered, except, in each of the foregoing cases, as would not, individually or in the aggregate, (A) materially and adversely affect the ability of the Company to perform its obligations under this Agreement or (B) have a Material Adverse Effect; the Company has not offered, or caused Lehman Brothers Inc. to offer, Shares to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence
(i) a customer or supplier of the Company to alter the customer's or supplier's level or type of business with the Company, or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

     The Company has not distributed and, prior to the later to occur of the Closing Date or an Additional Closing Date, as the case may be, and completion of the distribution of the Shares, will not distribute any offering materials in connection with the offering and sale of the Shares other than the Pricing Disclosure Package and the Prospectus and, in connection with the Directed Share Program, the enrollment materials prepared by Lehman Brothers Inc.

     (pp) Exchange Listing. The Shares have been approved for quotation on the National Association of Securities Dealers Automated Quotations National Market (the "Nasdaq National Market").

     4. Representations and Warranties of the Selling Stockholders. Each of the Selling Stockholders, severally and not jointly, represents and warrants to each Underwriter and the Company that:

     (a) Required Consents; Authority. All consents, approvals, authorizations and orders necessary for the execution and delivery by such Selling Stockholder of this Agreement and the Power of Attorney (the "Power of Attorney") and the Custody Agreement (the "Custody Agreement") hereinafter referred to, and for the sale and delivery of the Underwritten Shares to be sold by such Selling Stockholder hereunder, have been obtained, except as may be required under applicable state securities laws in connection with the purchase and distribution of the

Underwritten Shares by the Underwriters and except for any such consents, approvals, authorizations or orders the failure of which to obtain would not, individually or in the aggregate, materially and adversely affect the ability of such Selling Stockholder to perform its obligations under this Agreement; and such Selling Stockholder has full right, power and authority to enter into this Agreement, the Power of Attorney and the Custody Agreement and to sell, assign, transfer and deliver the Underwritten Shares to be sold by such Selling Stockholder hereunder; this Agreement, the Power of Attorney and the Custody Agreement have each been duly authorized, executed and delivered by such Selling Stockholder.

     (b) No Conflicts. The execution, delivery and performance by such Selling Stockholder of this Agreement, the Power of Attorney and the Custody Agreement and the sale of the Underwritten Shares to be sold by such Selling Stockholder will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of such Selling Stockholder pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which such Selling Stockholder is a party or by which such Selling Stockholder is bound or to which any of the property or assets of such Selling Stockholder is subject, (ii) result in any violation of the provisions of the charter or by-laws or similar organizational documents of such Selling Stockholder or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory agency applicable to such Selling Stockholder, except, in the case of clauses (i) and (iii) above, for any such conflicts, breaches, violations, defaults, liens, charges or encumbrances as would not, individually or in the aggregate, materially and adversely affect the ability of such Selling Stockholder to perform its obligations under this Agreement.

     (c) Title to Shares. Such Selling Stockholder has valid title to the Underwritten Shares to be sold at the Closing Date, by such Selling Stockholder hereunder, free and clear of all liens, encumbrances, equities or adverse claims; such Selling Stockholder will have, immediately prior to the Closing Date, valid title to the Underwritten Shares to be sold at the Closing Date, by such Selling Stockholder, free and clear of all liens, encumbrances, equities or adverse claims; and, upon delivery of the certificates representing such Underwritten Shares and payment therefor pursuant hereto, valid title to such Underwritten Shares, free and clear of all liens, encumbrances, equities or adverse claims, will pass to the several Underwriters.

     (d) No Stabilization. Such Selling Stockholder has not taken and will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares in violation of any state or federal laws.

     (e) Registration Statement, Pricing Disclosure Package, Prospectus and Issuer Free Writing Prospectus. As of the applicable effective date of the Registration Statement and any amendment thereto, the Registration Statement did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; as of the Applicable Time and as of the Closing Date, the Pricing Disclosure Package did not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; as of the applicable date of the Prospectus and any amendment or supplement thereto and as of the Closing Date, the Prospectus will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; and as of the Applicable Time, to the knowledge of such Selling Stockholder, each Issuer Free Writing Prospectus (including, without limitation, any "road show" that is a free writing prospectus under Rule 433), when considered together with the Pricing Disclosure Package, did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the representations and warranties set forth in this Section 4(e) are limited to (i) statements made in reliance upon and in conformity with information relating to such Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use in the Registration Statement, the Pricing Disclosure Package, the Prospectus, each Issuer Free Writing Prospectus or any amendments or supplements thereto (it being understood and agreed that the only such information furnished by such Selling Stockholder to the Company consists of the information specifically relating to such Selling Stockholder set forth in the table and notes thereto under the caption "Principal and Selling Stockholders" in the most recent Preliminary Prospectus and the Prospectus) and (ii) omissions relating specifically to such Selling Stockholder.

     (f) Material Information. As of the date hereof and as of the Closing Date, the sale of the Underwritten Shares by such Selling Stockholder is not and will not be prompted by any material information concerning the Company (i) which is not set forth in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus and (ii) the failure of which to be set forth in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus constitutes a violation of any federal securities laws.

     Each of the Selling Stockholders represents and warrants that certificates in negotiable form representing all of the Underwritten Shares to be sold by such Selling Stockholders hereunder have been placed in custody under a Custody Agreement relating to such Underwritten Shares, in the form heretofore furnished to you, duly executed and delivered by such Selling Stockholder to Wachovia Bank, National Association, as custodian (the "Custodian"), and that such Selling Stockholder has duly executed and delivered Powers of Attorney, in the form heretofore furnished to you, appointing the person or persons specified therein, and each of them, as such Selling Stockholder's Attorneys-in-Fact (the "Attorneys-in-Fact" or any one of them the "Attorney-in-Fact") with authority to execute and deliver this Agreement on behalf of such Selling Stockholder, to determine the purchase price to be paid by the Underwriters to the Selling Stockholders as provided herein, to authorize the delivery of the Underwritten Shares to be sold by such Selling Stockholder hereunder and otherwise to act on behalf of such Selling Stockholder in connection with the transactions contemplated by this Agreement and the Custody Agreement.

     Each of the Selling Stockholders specifically agrees that the Underwritten Shares represented by the certificates held in custody for such Selling Stockholder under the Custody Agreement, are subject to the interests of the Underwriters hereunder, and that the arrangements made by such Selling Stockholder for such custody, and the appointment by such Selling Stockholder of the Attorneys-in-Fact by the Power of Attorney, are to that extent irrevocable. Each of the Selling Stockholders specifically agrees that the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death or incapacity of any individual Selling Stockholder, or, in the case of an estate or trust, by the death or incapacity of any executor or trustee or the termination of such estate or trust, or in the case of a partnership, corporation or similar organization, by the dissolution of such partnership, corporation or organization, or by the occurrence of any other event. If any individual Selling Stockholder or any such executor or trustee should die or become incapacitated, or if any such estate or trust should be terminated, or if any such partnership, corporation or similar organization should be dissolved, or if any other such event should occur, before the delivery of the Underwritten Shares hereunder, certificates representing such Underwritten Shares shall be delivered by or on behalf of such Selling Stockholder in accordance with the terms and conditions of this Agreement and the Custody Agreement, and actions taken by the Attorneys-in-Fact pursuant to the Powers of Attorney shall be as valid as if such death, incapacity, termination, dissolution or other event had not occurred, regardless of whether or not the Custodian, the Attorneys-in-Fact, or any of them, shall have received notice of such death, incapacity, termination, dissolution or other event.

     5. Further Agreements of the Company. The Company covenants and agrees with each Underwriter that:

     (a) Effectiveness of the Registration Statement. The Company will use all commercially reasonable efforts to cause the Registration Statement to become effective at the earliest possible time and will file (i) the final Prospectus with the Commission within the time periods specified by Rule 424(b) and Rule 430A under the Securities Act, and (ii) any Issuer Free Writing Prospectus to the extent required by Rule 433 under the Securities Act; and the Company will furnish copies of the Prospectus and each Issuer Free Writing Prospectus (to the extent not previously delivered) to the Underwriters in New York City on the business day next succeeding the date of this Agreement in such quantities as the Representative may reasonably request.

     (b) Delivery of Copies. The Company will deliver, without charge (i) upon request, to the Representative, two signed copies of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; and (ii) to each Underwriter, upon request, (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto (without exhibits) and (B) subject to Section 5(e) below, during the Prospectus Delivery Period, as many copies of the Prospectus (including all amendments and supplements thereto) and each Issuer Free Writing Prospectus as the Representative may reasonably request. As used herein, the term "Prospectus Delivery Period" means such period of time after the first date of the public offering of the Shares as in the opinion of counsel for the Underwriters a prospectus relating to the Shares is required by law to be delivered (or required to be delivered but for Rule 172 under the Securities
Act) in connection with sales of the Shares by any Underwriter or dealer.

     (c) Amendments or Supplements, Issuer Free Writing Prospectuses. Before preparing, using, authorizing, approving, referring to or filing any Issuer Free Writing Prospectus, and before filing any amendment or supplement to the Registration Statement or the Prospectus, the Company will furnish to the Representative and counsel for the Underwriters a copy of the proposed Issuer Free Writing Prospectus, amendment or supplement for review and will not prepare, use, authorize, approve, refer to or file any such Issuer Free Writing Prospectus or file any such proposed amendment or supplement to which the Representative reasonably objects promptly after receipt thereof. The Company shall not make any offer relating to the Shares that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representative.

     (d) Notice to the Representative. The Company will advise the Representative promptly, and confirm such advice in writing upon request, (i) when the Registration Statement has become effective; (ii) when any amendment to the Registration Statement has been filed or becomes effective; (iii) when any supplement to the Prospectus or any Issuer Free Writing Prospectus or any amendment to the Prospectus has been filed; (iv) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or the receipt of any comments from the Commission relating to the Registration Statement or any other request by the Commission for any additional information; (v) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement or preventing or suspending the use of any Preliminary Prospectus or the Prospectus or the initiation or threatening of any proceeding for that purpose or pursuant to
Section 8A of the Securities Act; (vi) of the occurrence of any event within the Prospectus Delivery Period as a result of which the Prospectus, the Pricing Disclosure Package or any Issuer Free Writing Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus, the Pricing Disclosure Package or any such Issuer Free Writing Prospectus is delivered to a purchaser, not misleading; and (vii) of the receipt by the Company of any notice with respect to any suspension of the qualification of the Shares for offer and sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and the Company will use all commercially reasonable efforts to prevent the issuance of any such order suspending the effectiveness of the Registration Statement, preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification of the Shares and, if any such order is issued, will use all commercially reasonable efforts to obtain as soon as practicable the withdrawal thereof.

     (e) Ongoing Compliance. If (1) during the Prospectus Delivery Period (i) any event shall occur or condition shall exist as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, not misleading or (ii) if in the written advice of counsel to the Underwriters, it is necessary to amend or supplement the Prospectus to comply with applicable law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission and furnish to the Underwriters and to such dealers as the Representative may designate, such amendments or supplements to the Prospectus as may be necessary so that the statements in the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when the Prospectus is delivered to a purchaser, be misleading or so that the Prospectus will comply with applicable law, (2) at any time prior to the Closing Date (i) any event shall occur or condition shall exist as a result of which the Pricing Disclosure Package as then amended or supplemented would include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances, not misleading or (ii) if in the written advice of counsel to the Underwriters, it is necessary to amend or supplement the Pricing Disclosure Package to comply with applicable law, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representative may designate, such amendments or supplements to the Pricing Disclosure Package as may be necessary so that the statements in the Pricing Disclosure Package as so amended or supplemented will not, in the light of the circumstances, be misleading or so that the Pricing Disclosure Package will comply with applicable law, or (3) at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus, the Company will immediately notify the Underwriters thereof and forthwith prepare and, subject to paragraph (c) above, file with the Commission (to the extent required) and furnish to the Underwriters and to such dealers as the Representative may designate, such amendments or supplements to such Issuer Free Writing Prospectus that will correct such conflict; provided that the preparation, filing and furnishing of any such amendments or supplements on or prior to the date that is nine months after the first date of the public offering of the Shares shall be at the expense of the Company and shall thereafter be at the expense of the Underwriters.

     (f) Blue Sky Compliance. The Company will qualify the Shares for offer and sale under the securities or Blue Sky laws of such jurisdictions as the Representative shall reasonably request and will continue such qualifications in effect so long as required for distribution of the Shares; provided that the Company shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any such jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any such jurisdiction if it is not otherwise so subject.

     (g) Earning Statement. The Company will make generally available to its security holders and the Representative as soon as practicable an earning statement that satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 of the Commission promulgated thereunder covering a period of at least twelve months beginning with the first fiscal quarter of the Company occurring after the "effective date" (as defined in Rule 158 under the Securities Act) of the Registration Statement.

     (h) Clear Market. For a period of 180 days after the date of this Agreement, without the prior written consent of the Representative, the Company will not (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of the Stock or any securities convertible into or exercisable or exchangeable for the Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of the Stock or such other securities, in cash or otherwise, without the prior written consent of the Representative, other than (A) the Shares to be sold hereunder,
(B) any shares of Common Stock issued upon the exercise of options granted under existing employee stock option plans, (C) grants by the Company of employee stock options or restricted stock in accordance with the terms of a plan in effect on the date hereof, (D) the filing by the Company of any registration statement with the Commission on Form S-8 relating to the offering of securities pursuant to the terms of a plan in effect on the date hereof and (E) shares of Common Stock (or options, warrants or convertible securities in respect thereof) issued in connection with a bona fide merger or acquisition transaction, provided that the Common Stock (or options, warrants or convertible securities in respect thereof) so issued is subject to the terms of a duplicate form of the "lock-up agreement" set forth in Exhibit D hereto. Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this Section 5(h) shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

     (i) Use of Proceeds. The Company will apply the net proceeds from the sale of the Shares as described in each of the Registration Statement, the Pricing Disclosure Package and the Prospectus under the heading "Use of Proceeds".

     (j) No Stabilization. The Company will not take, directly or indirectly, any action designed to or that could reasonably be expected to cause or result in any stabilization or manipulation of the price of the Shares.

     (k) Exchange Listing. The Company will use all commercially reasonable efforts to list for quotation the Shares on the Nasdaq National Market.

     (l) Reports. To the extent not available on the Commission's EDGAR system, for a period of two years from the date hereof, the Company will furnish to the Representative, as soon as they are available, copies of all reports or other communications (financial or other) furnished to holders of the Shares, and copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange or automatic quotation system.

     (m) Record Retention. The Company will retain in accordance with the Securities Act all Issuer Free Writing Prospectuses not required to be filed pursuant to the Securities Act.

     (n) Filings. The Company will file with the Commission such reports as may be required by Rule 463 under the Securities Act.

     (o) Restriction of Directed Shares. In connection with the Directed Share Program, the Company will ensure that the Directed Shares will be restricted to the extent required by the National Association of Securities Dealers, Inc. or the rules of such association from sale, transfer, assignment, pledge or hypothecation for a period of 180 days (in the case of Directed Share Participants who are insiders, employees, directors or executive officers of the Company, or an immediate family member of any of the foregoing persons) or 90 days (in the case of all other Directed Share Participants) following the date of this Agreement, and Lehman Brothers Inc. will notify the Company as to which Directed Share Participants will need to be so restricted. At the request of Lehman Brothers Inc., the Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time.

     (p) Directed Shares Compliance. The Company will comply in all material respects with all applicable securities and other applicable laws, rules and regulations in each jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

     6. Further Agreements of the Selling Stockholders. Each of the Selling Stockholders covenants and agrees with each Underwriter that:

     (a) Clear Market. For a period of 180 days after the date of this Agreement, without the prior written consent of the Representative, such Selling Stockholder will not (i) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of the Stock or any securities convertible into or exercisable or exchangeable for the Stock or (ii) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Stock, whether any such transaction described in clause (i) or (ii) above is to be settled by delivery of the Stock or such other securities, in cash or otherwise or (iii) make any demand for or exercise any right with respect to the registration of any shares of the Stock or any security convertible into or exercisable or exchangeable for the Stock without the prior written consent of the Representative in each case other than (A) Underwritten Shares to be sold by such Selling Stockholder hereunder, (B) transactions relating to shares of Common Stock acquired in open market transactions after the Closing Date, (C) transfers of shares of Common Stock as a bona fide gift, provided that (x) the Common Stock so transferred is subject to the terms of a duplicate form of the "lock-up agreement" set forth in Exhibit D hereto and (y) no party, including such Selling Stockholder, shall be required to, nor shall it voluntarily, file a report under Section 16(a) of the Exchange Act in connection with such transfer (other than a filing on Form 5 made after the expiration of the 180-day restricted period referred to above),
(D) dispositions to any trust for the direct or indirect benefit of such Selling Stockholder and/or the immediate family members of such Selling Stockholder, provided that (x) the Common Stock so disposed of is subject to the terms of a duplicate form of the "lock-up agreement" set forth in Exhibit D hereto and (y) no party, including such Selling Stockholder, shall be required to, nor shall it voluntarily, file a report under Section 16(a) of the Exchange Act in connection with such disposition (other than a filing on Form 5 made after the expiration of the 180-day restricted period referred to above), (E) pledges to any financial institution as collateral and foreclosures of such pledges, provided that the Common Stock so pledged is subject to the terms of a duplicate form of the "lock-up agreement" set forth in Exhibit D hereto or (F) transfers by such Selling Stockholder to its affiliates, provided that the Common Stock so transferred is subject to the terms of a duplicate form of the "lock-up agreement" set forth in Exhibit D hereto. Notwithstanding the foregoing, if (1) during the last 17 days of the 180-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this Section 6(a) shall continue to apply with respect to each Selling Stockholder (with the exception of J.P. Morgan Partners (23A SBIC), L.P.) until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event. Any discretionary release, waiver or termination by the Representative of the provisions set forth in this Section 6(a) or in any "lock-up agreement" substantially in the form of Annex D hereto shall be applied to all persons subject to such provisions (including the Selling Stockholders) pro rata based on the number of shares of Common Stock held by such persons.

     The restrictions set forth in this Section 6(a) shall lapse and become null and void if (i) the registration statement filed with the Commission with respect to the offering of the Shares is withdrawn prior to the effectiveness of this Agreement, (ii) the Company notifies the Representative, prior to the effectiveness of this Agreement, that it does not intend to proceed with the offering of the Shares, or (iii) this Agreement (other than the provisions hereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Shares to be sold hereunder.

     (b) Tax Form. It will deliver to the Representative prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by the Treasury Department regulations in lieu thereof) in order to facilitate the Underwriters' documentation of their compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 with respect to the transactions herein contemplated.

     (c) Free Writing Prospectus. No Selling Stockholder nor any person acting on behalf of such Selling Stockholder (other than, if applicable, the Company and the Underwriters) shall use or refer to any "free writing prospectus" (as defined in Rule 405 under the Securities Act), relating to the Shares, other than any Filed Issuer Free Writing Prospectus.

     7. Certain Agreements of the Underwriters. Each Underwriter severally represents and agrees that:

     (a) It has not and will not use, authorize use of, refer to, or participate in the planning for use of, any "free writing prospectus", as defined in Rule 405 under the Securities Act (which term includes use of any written information furnished to the Commission by the Company and not incorporated by reference into the Registration Statement and any press release issued by the Company) other than (i) any Filed Issuer Free Writing Prospectus or any Issuer Free Writing Prospectus prepared pursuant to Section 5(c) above, or (ii) any free writing prospectus prepared by such underwriter and consented to by the Company in advance, including any such free writing prospectus that is consented to by the Company in advance that contains "issuer information" (as defined in Rule 433(h)(2) under the Securities Act) that was not included (including through incorporation by reference) in the most Preliminary Prospectus or a previously filed Issuer Free Writing Prospectus (each such free writing prospectus referred to in clause (ii), an "Underwriter Free Writing Prospectus," and any such "issuer information" referred to in cause (ii) with respect to whose use the Company has given its consent, "Permitted Issuer Information").

     (b) It will retain copies of each free writing prospectus used or referred to by it to the extent required by Rule 433 under the Securities Act.

     8. Conditions of Underwriters' Obligations. The obligation of each Underwriter to purchase the Underwritten Shares on the Closing Date or the Option Shares on an Additional Closing Date, as the case may be, as provided herein is subject to the performance by, with respect to the Closing Date or the Additional Closing Date, as the case may be, the Company and, with respect to the Closing Date only, each of the Selling Stockholders of their respective covenants and other obligations hereunder and to the following additional conditions:

     (a) Registration Compliance; No Stop Order. The Registration Statement (or if a post-effective amendment thereto is required to be filed under the Securities Act, such post-effective amendment) shall have become effective, and the Representative shall have received notice thereof, not later than 5:00 P.M., New York City time, on the date hereof; no order suspending the effectiveness of the Registration Statement shall be in effect, and no proceeding for such purpose or pursuant to Section 8A under the Securities Act shall be pending before or threatened by the Commission; the Prospectus and each Issuer Free Writing Prospectus shall have been timely filed with the Commission under the Securities Act (in the case of an Issuer Free Writing Prospectus, only to the extent required by Rule 433 under the Securities Act) and in accordance with
Section 5(a) hereof.

     (b) Representations and Warranties. The respective representations and warranties of the Company and the Selling Stockholders contained herein shall be true and correct on the date hereof and on and as of the Closing Date or an Additional Closing Date, as the case may be; and the statements of the Company and its officers and of each of the Selling Stockholders made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Closing Date or an Additional Closing Date, as the case may be.

     (c) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement, no event or condition of a type described in Section 3(f) hereof shall have occurred or shall exist, which event or condition is not described in each of the Pricing Disclosure Package (excluding any amendment or supplement thereto) and the Prospectus (excluding any amendment or supplement thereto) and the effect of which in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or an Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.

     (d) Officer's Certificate of the Company and the Selling Stockholders. The Representative shall have received on and as of the Closing Date or an Additional Closing Date, as the case may be, a certificate (i) of the chief financial officer or chief accounting officer of the Company and one additional senior executive officer of the Company who is satisfactory to the Representative (A) confirming that such officers have carefully reviewed each of the Registration Statement, the Pricing Disclosure Package and the Prospectus and, to the best knowledge of such officers, the representations of the Company set forth in Section 3(b), 3(c) and 3(d) hereof are true and correct, (B) confirming that the other representations and warranties of the Company in this Agreement are true and correct and that the Company has complied in all material respects with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date or Additional Closing Date, as the case may be, and (C) to the effect set forth in paragraphs (a) and (c) above and (ii) from each Selling Stockholder, in form and substance reasonably satisfactory to the Representative, (A) confirming that the representation of such Selling Stockholder set forth in Section 4(e) hereof is true and correct and (B) confirming that the other representations and warranties of such Selling Stockholder in this Agreement are true and correct and that such Selling Stockholder has complied in all material respects with all agreements and satisfied in all material respects all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

     (e) Comfort Letters. On the date of this Agreement and on the Closing Date or an Additional Closing Date, as the case may be, each of PricewaterhouseCoopers LLP and KPMG LLP shall have furnished to the Representative, at the request of the Company, letters, dated the respective dates of delivery thereof and addressed to the Underwriters, in form and substance reasonably satisfactory to the Representative, (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, and (ii) containing other statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus; provided, that the letters delivered on the Closing Date or an Additional Closing Date, as the case may be, shall use a "cut-off" date no more than three business days prior to such Closing Date or such Additional Closing Date, as the case may be. With respect to the letters of PricewaterhouseCoopers LLP and KPMG LLP delivered to the Representative on the Closing Date or an Additional Closing Date, as the case may be, such letters shall confirm in all material respects the conclusions and findings of such firm with respect to the financial statements, financial information and other matters covered by the letter of such firm dated and delivered the date of this Agreement.

     (f) Opinion of Latham & Watkins LLP. Latham & Watkins LLP, outside counsel for the Company, shall have furnished to the Representative, at the request of the Company, (i) its written opinions, dated the Closing Date or an Additional Closing Date, as the case may be, and addressed to the Underwriters, in the forms attached as Annexes A-I and A-II hereto, and (ii) its disclosure letter, dated the Closing Date or an Additional Closing Date, as the case may be, and addressed to the Underwriters, in the form attached as Annex A-III hereto.

     (g) Opinion of Hudson Cook, LLP. Hudson Cook, LLP, outside counsel for the Company, shall have furnished to the Representative, at the request of the Company, its written opinion, dated the Closing Date or an Additional Closing Date, as the case may be, and addressed to the Underwriters, in the form attached as Annex B hereto.

     (h) Opinion of Eric Jacobs, Esq. Eric Jacobs, Esq., General Counsel of the Company, shall have furnished to the Representative, at the request of the Company, his written opinion, dated the Closing Date or an Additional Closing Date, as the case may be, and addressed to the Underwriters, in the form attached as Annex C hereto.

     (i) Opinion of Counsel for the Selling Stockholders. Each of O'Melveny & Myers LLP (counsel for J.P. Morgan Partners (23A SBIC), L.P.), J. Michael May, Esq. (counsel for ACF Investment Corp.), Mary E. Schaffner, Esq. (counsel for Wells Fargo Small Business Investment Company, Inc.), Leif Gustafson, Esq. (counsel for Wells Fargo Financial, Inc.), James B. Benson, Esq. (counsel for ADP, Inc.), Seed Mackall LLP (counsel for DJR US, LLC), Latham & Watkins LLP (counsel, with respect to certain limited matters, for Janet Clarke) and Stephanie Abramson, Esq. (counsel for Janet Clarke), each counsel for a Selling Stockholder, shall have furnished to the Representative, at the request of such Selling Stockholder, its written opinion, dated the Closing Date and addressed to the Underwriters, in form and substance reasonably satisfactory to counsel for the Underwriters.

     (j) Opinion of Counsel for the Underwriters. The Representative shall have received on and as of the Closing Date or an Additional Closing Date, as the case may be, an opinion of Davis Polk & Wardwell, counsel for the Underwriters, with respect to such matters as the Representative may reasonably request, and such counsel shall have received such documents and information as it may reasonably request to enable them to pass upon such matters.

     (k) No Legal Impediment to Issuance. No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any federal, state or foreign governmental or regulatory authority that would, as of the Closing Date or an Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares; and no injunction or order of any federal, state or foreign court shall have been issued that would, as of the Closing Date or an Additional Closing Date, as the case may be, prevent the issuance or sale of the Shares.

     (l) Good Standing. The Representative shall have received on and as of the Closing Date or an Additional Closing Date, as the case may be, satisfactory evidence of the good standing of the Company and its significant subsidiaries in their respective jurisdictions of organization and their good standing as foreign entities in such other jurisdictions as the

Representative may reasonably request, in each case in writing or any standard form of telecommunication from the appropriate governmental authorities of such jurisdictions.

     (m) Exchange Listing. The Shares to be delivered on the Closing Date or an Additional Closing Date, as the case may be, shall have been approved for quotation on the Nasdaq National Market.

     (n) Lock-up Agreements. The "lock-up" agreements between you and certain shareholders, optionholders, officers and directors of the Company, each substantially in the form of Annex D hereto, and between you and Directed Share Participants, relating to sales and certain other dispositions of shares of the Stock or certain other securities, delivered to you on or before the date hereof, shall be in full force and effect on the Closing Date or an Additional Closing Date, as the case may be.

     (o) Additional Documents. On or prior to the Closing Date or, with respect to the Company, an Additional Closing Date, as the case may be, the Company and the Selling Stockholders shall have furnished to the Representative such further certificates and documents as the Representative may reasonably request and that are customarily delivered in connection with transactions of the type contemplated by this Agreement.

     All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters in accordance with the terms of this Agreement.

     9. Indemnification and Contribution.

     (a) Indemnification of the Underwriters by the Company. The Company agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other reasonable expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Registration Statement, the most recent Preliminary Prospectus, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto or (C) any Permitted Issuer Information used or referred to in any "free writing prospectus" (as defined in Rule 405 under the Securities Act) by any Underwriter, or (ii) the omission or alleged omission to state therein any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, in each case except insofar as such losses, claims, damages or liabilities arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to any Underwriter furnished to the Company in writing by such Underwriter through the

Representative expressly for use therein, it being understood and agreed that the only such information furnished by any Underwriter consists of the information described as such in subsection (c) below.

     The Company also agrees to indemnify and hold harmless William Blair & Company, L.L.C. ("William Blair"), its affiliates, directors and officers and each person, if any, who controls William Blair within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities incurred as a result of William Blair's participation as a "qualified independent underwriter", within the meaning of the Rules of Conduct of the National Association of Securities Dealers, Inc., in connection with the offering of the Shares.

     The Company also agrees to indemnify and hold harmless Lehman Brothers Inc., its affiliates, directors and officers and each person, if any, who controls Lehman Brothers Inc. within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, reasonable legal fees and other reasonable expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that (i) arise out of, or are based upon, any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the approval of the Company for distribution to Directed Share Participants in connection with the Directed Share Program, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) arise out of, or are based upon, the failure of the Directed Share Participant to pay for and accept delivery of Directed Shares that the Directed Share Participant agreed to purchase or (iii) is otherwise related to the Directed Share Program.

     (b) Indemnification of the Underwriters by the Selling Stockholders. Each of the Selling Stockholders, severally and not jointly, in proportion to the number of Underwritten Shares to be sold by such Selling Stockholder, hereunder agrees to indemnify and hold harmless each Underwriter, its affiliates, directors and officers and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any and all losses, claims, damages and liabilities (including, without limitation, the reasonable legal fees and other reasonable expenses incurred in connection with any suit, action or proceeding or any claim asserted, as such fees and expenses are incurred), joint or several, that arise out of, or are based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the most recent Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information or any "free writing prospectus" (as defined in Rule 405 under the Securities Act) prepared by or on behalf of such Selling Stockholder or used or referred to by such Selling Stockholder in connection with the offering of the Shares in violation of Section 6(c) hereof (a "Selling Stockholder Free Writing Prospectus"), (ii) the omission or alleged omission to state in the Registration Statement, the most recent Preliminary Prospectus, the Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information or any Selling Stockholder Free Writing Prospectus any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that the indemnity agreement of such Selling Stockholder set forth in this paragraph 9(b) shall be limited (other than in respect of any Selling Stockholder Free Writing Prospectus) to such statements or omissions that are made in reliance upon and in conformity with information relating to such Selling Stockholder furnished to the Company in writing by such Selling Stockholder expressly for use in the Registration Statement, the most recent Preliminary Prospectus or in the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information (it being understood and agreed that the only such information furnished by such Selling Stockholder to the Company consists of the information specifically relating to such Selling Stockholder set forth in the table and notes thereto under the caption "Principal and Selling Stockholders" in the most recent Preliminary Prospectus and the Prospectus). The aggregate liability of each such Selling Stockholder under the indemnity agreement contained in this paragraph 9(b) and the contribution agreement contained in paragraph 9(e) shall be limited in an amount equal to the aggregate net proceeds of the Underwritten Shares sold by such Selling Stockholder under this Agreement.

     (c) Indemnification of the Company and the Selling Stockholders. Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Company, its directors, its officers who signed the Registration Statement and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act and each of the Selling Stockholders, its respective affiliates, directors and officers and each person, if any, who controls such Selling Stockholder within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the indemnity set forth in the first paragraph of Section 9(a) above, but only with respect to any losses, claims, damages or liabilities that arise out of, or are based upon, any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with any information relating to such Underwriter furnished to the Company in writing by such Underwriter through the Representative expressly for use in the Registration Statement, the most recent Preliminary Prospectus, the Prospectus or in any amendment or supplement thereto, any Issuer Free Writing Prospectus or in any amendment or supplement thereto, it being understood and agreed upon that the only such information furnished by any Underwriter consists of the following information furnished on behalf of each Underwriter: the concession and reallowance figures appearing in the ___________ paragraph under the caption "Underwriting" in the Prospectus and the information contained in the ___________ paragraphs under the caption "Underwriting" in each of the most recent Preliminary Prospectus and the Prospectus.

     (d) Notice and Procedures. If any suit, action, proceeding (including any governmental or regulatory investigation), claim or demand shall be brought or asserted against any person in respect of which indemnification may be sought pursuant to the preceding paragraphs of this Section 9, such person (the "Indemnified Person") shall promptly notify the person against whom such indemnification may be sought (the "Indemnifying Person") in writing; provided that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have under this Section 9 except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided, further, that the failure to notify the Indemnifying Person shall not relieve it from any liability that it may have to an Indemnified Person otherwise than under this Section 9. If any such proceeding shall be brought or asserted against an Indemnified Person and it shall have notified the Indemnifying Person thereof, the Indemnifying Person shall retain counsel reasonably satisfactory to the Indemnified Person to represent the Indemnified Person and any others entitled to indemnification pursuant to this Section 9 that the Indemnifying Person may designate in such proceeding and shall pay the fees and expenses of such counsel related to such proceeding, as incurred. In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (i) the Indemnifying Person and the Indemnified Person shall have mutually agreed to the contrary; (ii) the Indemnifying Person has failed within a reasonable time to retain counsel reasonably satisfactory to the Indemnified Person; (iii) the Indemnified Person shall have reasonably concluded that there may be legal defenses available to it that are different from or in addition to those available to the Indemnifying Person; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the Indemnifying Person and the Indemnified Person and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood and agreed that the Indemnifying Person shall not, in connection with any proceeding or related proceeding in the same jurisdiction, be liable for the fees and expenses of more than one separate firm (in addition to one local counsel in each applicable jurisdiction) for all Indemnified Persons, and that all such fees and expenses shall be paid or reimbursed as they are incurred; provided, however that if indemnity may be sought pursuant to the second paragraph of Section 9(a) above in respect of such proceeding, then in addition to such separate firm of the Underwriters, their affiliates and such control persons of the Underwriters the indemnifying party shall be liable for the fees and expenses of not more than one separate firm (in addition to one local counsel in each applicable jurisdiction) for William Blair in its capacity as a "qualified independent underwriter", its affiliates and all persons, if any, who control William Blair within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act; provided, further, however that if indemnity may be sought pursuant to the third paragraph of
Section 9(a) above in respect of such proceeding, then in addition to such separate firm of the Underwriters, their affiliates and such control persons of the Underwriters the indemnifying party shall be liable for the fees and expenses of not more than one separate firm (in addition to one local counsel in each applicable jurisdiction) for Lehman Brothers Inc., its affiliates and all persons, if any, who control Lehman Brothers Inc. within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act. Any such separate firm for any Underwriter, its affiliates, directors and officers and any control persons of such Underwriter shall be designated in writing by Lehman Brothers Inc., any such separate firm for the Company, its directors, its officers who signed the Registration Statement and any control persons of the Company shall be designated in writing by the Company, any such separate firm for the Selling Stockholders shall be designated in writing by an Attorney-in-Fact, any such separate firm for William Blair in its capacity as "qualified independent underwriter" shall be designated in writing by William Blair and any such separate firm for Lehman Brothers Inc. in respect of the Directed Share Program shall be designated in writing by Lehman Brothers Inc. The Indemnifying Person shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the Indemnifying Person agrees to indemnify each

Indemnified Person from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an Indemnified Person shall have requested in writing that an Indemnifying Person reimburse the Indemnified Person for fees and expenses of counsel as contemplated by this paragraph, the Indemnifying Person shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 30 days after receipt by the Indemnifying Person of such request and (ii) the Indemnifying Person shall not have reimbursed the Indemnified Person in accordance with such request prior to the date of such settlement. No Indemnifying Person shall, without the written consent of the Indemnified Person, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnification could have been sought hereunder by such Indemnified Person, unless such settlement (x) includes an unconditional release of such Indemnified Person, in form and substance reasonably satisfactory to such Indemnified Person, from all liability on claims that are the subject matter of such proceeding and (y) does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person.

     (e) Contribution. If the indemnification provided for in paragraphs (a),
(b) and (c) above is unavailable to an Indemnified Person or insufficient in respect of any losses, claims, damages or liabilities referred to therein, then each Indemnifying Person under such paragraph, in lieu of indemnifying such Indemnified Person thereunder, shall contribute to the amount paid or payable by such Indemnified Person as a result of such losses, claims, damages or liabilities (i) in such proportion as is appropriate to reflect the relative benefits received by the Company or the Selling Stockholders, as the case may be, on the one hand and the Underwriters or William Blair in its capacity as a "qualified independent underwriter" or Lehman Brothers Inc. in respect of the Directed Share Program, as the case may be, on the other hand from the offering of the Shares or the offering of the Directed Shares, as the case may be or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) but also the relative fault of the Company or the Selling Stockholders, as the case may be, on the one hand and the Underwriters or William Blair in its capacity as a "qualified independent underwriter" or Lehman Brothers Inc. in respect of the Directed Share Program, as the case may be, on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company or the Selling Stockholders, as the case may be, on the one hand and the Underwriters or William Blair in its capacity as a "qualified independent underwriter" or Lehman Brothers Inc. in respect of the Directed Share Program, as the case may be, on the other hand shall be deemed to be in the same respective proportions as the net proceeds (before deducting expenses) received by the Company or the Selling Stockholders, as the case may be, from the sale of the Shares and the total underwriting discounts and commissions received by the Underwriters in connection therewith, in each case as set forth in the table on the cover of the Prospectus, or the fee to be received by William Blair in its capacity as a "qualified independent underwriter", or the total underwriting discounts and commissions received by Lehman Brothers Inc. from the offering of the Directed Shares, as the case may be, bear to the aggregate offering price of the Shares. The relative fault of the Company or the Selling Stockholders, as the case may be, on the one hand and the Underwriters or William Blair in its capacity as a "qualified independent underwriter", on the other hand shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders, as the case may be, or by the Underwriters or William Blair in its capacity as a "qualified independent underwriter", as the case may be, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. If the loss, claim, damage or liability is caused by an untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact, the relative fault of the Company or the Selling Stockholders, as the case may be, on the one hand and the Lehman Brothers Inc. in respect of the Directed Share Program, on the other hand shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholders, or by Lehman Brothers Inc., and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The aggregate liability of each such Selling Stockholder under the contribution agreement contained in this paragraph 9(e) and the indemnity agreement contained in paragraph 9(b) shall be limited to an amount equal to the aggregate net proceeds of the Underwritten Shares sold by such Selling Stockholder under this Agreement.

     (f) Limitation on Liability. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Selling Stockholders or the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (e) above. The amount paid or payable by an Indemnified Person as a result of the losses, claims, damages and liabilities referred to in paragraph (e) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such Indemnified Person in connection with any such action or claim. Notwithstanding the provisions of this Section 9, in no event shall (i) an Underwriter be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by such Underwriter with respect to the offering of the Shares exceeds the amount of any damages that such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission or (ii) Lehman Brothers Inc. be required to contribute any amount in excess of the amount by which the total underwriting discounts and commissions received by Lehman Brothers Inc. with respect to the offering of the Directed Shares exceeds the amount of any damages that Lehman Brothers Inc. has otherwise been required to pay. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 9 are several in proportion to their respective purchase obligations hereunder and not joint.

     (g) Non-Exclusive Remedies. The remedies provided for in this Section 9 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity.

     10. Effectiveness of Agreement. This Agreement shall become effective upon the later of (i) the execution and delivery hereof by the parties hereto and
(ii) receipt by the Company and the Representative of notice of the effectiveness of the Registration Statement (or, if applicable, any post-effective amendment thereto).

     11. Termination. This Agreement may be terminated in the absolute discretion of the Representative, by written notice to the Company and the Selling Stockholders, if after the execution and delivery of this Agreement and prior to the Closing Date or, in the case of the Option Shares, prior to an Additional Closing Date (i) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange, the American Stock Exchange, the National Association of Securities Dealers, Inc., the Chicago Board Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by federal or New York State authorities; or (iv) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or crisis, including, without limitation, as a result of terrorist activities after the date hereof, either within or outside the United States, that, in the judgment of the Representative, is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or delivery of the Shares on the Closing Date or an Additional Closing Date, as the case may be, on the terms and in the manner contemplated by this Agreement, the Pricing Disclosure Package and the Prospectus.

     12. Defaulting Underwriter. (a) If, on the Closing Date or an Additional Closing Date, as the case may be, any Underwriter defaults on its obligation to purchase the Shares that it has agreed to purchase hereunder on such date, the non-defaulting Underwriters may in their discretion arrange for the purchase of such Shares by other persons satisfactory to the Company and the Selling Stockholders on the terms contained in this Agreement. If, within 36 hours after any such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Shares, then the Company and the Selling Stockholders shall be entitled to a further period of 36 hours within which to procure other persons satisfactory to the non-defaulting Underwriters to purchase such Shares on such terms. If other persons become obligated or agree to purchase the Shares of a defaulting Underwriter, either the non-defaulting Underwriters or the Company and the Selling Stockholders may postpone the Closing Date or an Additional Closing Date, as the case may be, for up to five full business days in order to effect any changes that in the opinion of counsel for the Company, counsel for the Selling Stockholders or counsel for the Underwriters may be necessary in the Registration Statement and the Prospectus or in any other document or arrangement, and the Company agrees to promptly prepare any amendment or supplement to the Registration Statement and the Prospectus or any such other document that effects any such changes. As used in this Agreement, the term "Underwriter" includes, for all purposes of this Agreement unless the context otherwise requires, any person not listed in
Schedule I hereto that, pursuant to this Section 12, purchases Shares that a defaulting Underwriter agreed but failed to purchase.

     (b) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Company and the Selling Stockholders as provided in paragraph
(a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or an Additional Closing Date, as the case may be does not exceed one-eleventh of the aggregate number of Shares to be purchased on such date, then the Company and the Selling Stockholders shall have the right to require each non-defaulting Underwriter to purchase the number of Shares that such Underwriter agreed to purchase hereunder on such date plus such Underwriter's pro rata share (based on the number of Shares that such Underwriter agreed to purchase on such date) of the Shares of such defaulting Underwriter or Underwriters for which such arrangements have not been made.

     (c) If, after giving effect to any arrangements for the purchase of the Shares of a defaulting Underwriter or Underwriters by the non-defaulting Underwriters, the Company and the Selling Stockholders as provided in paragraph
(a) above, the aggregate number of Shares that remain unpurchased on the Closing Date or an Additional Closing Date, as the case may be, exceeds one-eleventh of the aggregate amount of Shares to be purchased on such date, or if the Company and the Selling Stockholders shall not exercise the right described in paragraph
(b) above, then this Agreement or, with respect to any Additional Closing Date, the obligation of the Underwriters to purchase Shares on an Additional Closing Date, as the case may be, shall terminate without liability on the part of the non-defaulting Underwriters. Any termination of this Agreement pursuant to this
Section 12 shall be without liability on the part of the Company and the Selling Stockholders, except that the Company will continue to be liable for the payment of expenses as set forth in Section 13 hereof and except that the provisions of
Section 9 hereof shall not terminate and shall remain in effect.

     (d) Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the Company, the Selling Stockholders or any non-defaulting Underwriter for damages caused by its default.

     13. Payment of Expenses. (a) Whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, the Company (and solely with respect to clause (xi) below, each Selling Stockholder) will pay or cause to be paid all costs and expenses incident to the performance of their obligations hereunder, including without limitation, (i) the costs incident to the authorization, issuance, sale, preparation and delivery of the Shares and any taxes payable in that connection; (ii) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement, any Preliminary Prospectus, any Issuer Free Writing Prospectus, the Pricing Disclosure Package and the Prospectus (including all exhibits, amendments and supplements thereto) and the distribution thereof (except that the Underwriters shall pay or cause to be paid one-half of the costs attributable to the distribution via courier or other shipping service of such documents); (iii) the fees and expenses of the Company's counsel and independent accountants; (iv) the fees and expenses incurred in connection with the registration or qualification and determination of eligibility for investment of the Shares under the laws of such jurisdictions as the Representative may designate and the preparation, printing and distribution of a Blue Sky Memorandum (including the reasonable related fees and expenses of counsel for the Underwriters); (v) the cost of preparing stock certificates; (vi) the costs and charges of any transfer agent and any registrar; (vii) all expenses and application fees incurred in connection with any filing with, and clearance of the offering by, the National Association of Securities Dealers, Inc. (including the fees and expenses of William Blair acting as "qualified independent underwriter" within the meaning of Rule 2720 of the Rules of Conduct of the National Association of Securities Dealers, Inc.); (viii) all expenses incurred by the Company in connection with any "road show" presentation to potential investors (except that the Representative shall pay or cause to be paid one-half of the costs attributable to the Company's and the Representative's use of a private airplane to attend such "road show" presentations); (ix) all expenses and application fees related to the quotation of the Shares on the Nasdaq National Market; (x) all costs and expenses of the Underwriters relating to the Directed Share Program, including the fees and disbursements of counsel for the Underwriters and any stamp duties or other taxes incurred by the Underwriters in connection therewith; and (xi) the fees and expenses of each Selling Stockholder's separate counsel.

     (b) If (i) this Agreement is terminated pursuant to Section 11, (ii) the Company or the Selling Stockholders for any reason fail to tender the Shares for delivery to the Underwriters or (iii) the Underwriters decline to purchase the Shares for any reason permitted under this Agreement (other than a termination of this Agreement pursuant to Section 12 hereof), the Company agrees to reimburse the Underwriters for all reasonable out-of-pocket costs and expenses (including the reasonable fees and expenses of their counsel) reasonably incurred by the Underwriters in connection with this Agreement and the offering contemplated hereby.

     14. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and any controlling persons referred to in Section 9 hereof. Nothing in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein. No purchaser of Shares from any Underwriter shall be deemed to be a successor merely by reason of such purchase.

     15. Research Independence. Each of the Company and the Selling Stockholders acknowledge that the Underwriters' research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters' research analysts may hold and make statements or investment recommendations and/or publish research reports with respect to the Company and/or the offering of the Shares that differ from the views of its investment bankers. The Company and the Selling Stockholders hereby waive and release, to the fullest extent permitted by law, any claims that the Company or the Selling Stockholders may have against the Underwriters solely with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Company or the Selling Stockholders by such Underwriters' investment banking divisions. The Company and the Selling Stockholders acknowledge that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the Company.

     16. Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the Company, the Selling Stockholders and the Underwriters contained in this Agreement or made by or on behalf of the Company, the Selling Stockholders or the Underwriters pursuant to this Agreement or any certificate delivered pursuant hereto shall survive the delivery of and payment for the Shares and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of the Company, the Selling Stockholders or the Underwriters.

     17. Certain Defined Terms. For purposes of this Agreement, (a) except where otherwise expressly provided, the term "affiliate" has the meaning set forth in Rule 405 under the Securities Act; (b) the term "business day" means any day other than a day on which banks are permitted or required to be closed in New York City; (c) the term "subsidiary" has the meaning set forth in Rule 405 under the Securities Act; and (d) the term "significant subsidiary" has the meaning set forth in Rule 1-02(w) of Regulation S-X under the Securities Act.

     18. Miscellaneous. (a) Authority of the Representative. Any action by the Underwriters hereunder may be taken by the Representative on behalf of the Underwriters, and any such action taken by the Representative shall be binding upon the Underwriters.

     (b) Notices. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Underwriters shall be given to the Representative at Lehman Brothers Inc., 745 Seventh Avenue, New York, New York 10019 (Fax: (646) 497-4815), Attention: Syndicate Registration, with a copy, in the case of any notice pursuant to Section 8 hereof, to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 399 Park Avenue, 10th Floor, New York, New York 10022 (Fax: (212) 520-0421). Notices to the Company shall be given to it at DealerTrack Holdings, Inc., 1111 Marcus Avenue, Suite M04, Lake Success, New York 11042 (Fax: (516) 734-3800), Attention: Eric D. Jacobs, Esq. Notices to the Selling Stockholders shall be given to the Attorneys-in-Fact at DealerTrack Holdings, Inc., 1111 Marcus Avenue, Suite MO4, Lake Success, New York 11042, (Fax: (516) 734-3800),
Attention: Robert J. Cox, III and Eric D. Jacobs, Esq.

     (c) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     (d) Counterparts. This Agreement may be signed in counterparts (which may include counterparts delivered by any standard form of telecommunication), each of which shall be an original and all of which together shall constitute one and the same instrument.

     (e) Amendments or Waivers. No amendment or waiver of any provision of this Agreement, nor any consent or approval to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by the parties hereto.

     (f) Headings. The headings herein are included for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     If the foregoing is in accordance with your understanding, please indicate your acceptance of this Agreement by signing in the space provided below.

                                        Very truly yours,

                                        DEALERTRACK HOLDINGS, INC.


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        SELLING STOCKHOLDERS


                                        By:
                                            ------------------------------------
                                        Name: Robert J. Cox, III
                                        Title: Attorney-in-Fact


                                        By:
                                            ------------------------------------
                                        Name: Eric D. Jacobs
                                        Title: Attorney-in-Fact

                                        As Attorneys-in-Fact acting on behalf of each of the Selling Stockholders named in Schedule II to this Agreement.

Accepted: __________, 2005


LEHMAN BROTHERS INC.

For itself and on behalf of the several
Underwriters listed in Schedule I
hereto.


By:
    ------------------------------------
Name:
      ----------------------------------
Title:
       ---------------------------------

                                                                      SCHEDULE I

Underwriter                       Number of Shares
-----------                       ----------------
Lehman Brothers Inc.
J.P. Morgan Securities Inc.
Wachovia Capital Markets, LLC
William Blair & Company, L.L.C.
SG Cowen & Co., LLC
                                  ----------------
   Total

                                                                     SCHEDULE II

                                                            Number of
                                                      Underwritten Shares:
                                                      --------------------
Company:

Selling Stockholders:

J.P. Morgan Partners (23A SBIC), L.P.
ACF Investment Corp.
Wells Fargo Small Business Investment Company, Inc.
Wells Fargo Financial, Inc.
ADP, Inc.
DJR US, LLC
Janet Clarke

                                                                           A-I-1


                                                                       ANNEX A-I

                     FORM OF OPINION OF LATHAM & WATKINS LLP

                                                                          A-II-1


                                                                      ANNEX A-II

                   FORM OF TAX OPINION OF LATHAM & WATKINS LLP

                                                                         A-III-1


                                                                     ANNEX A-III

                FORM OF DISCLOSURE LETTER OF LATHAM & WATKINS LLP

                                                                         ANNEX B

                       FORM OF OPINION OF HUDSON COOK, LLP

                                                                         ANNEX C

                      FORM OF OPINION OF ERIC JACOBS, ESQ.

                                                                         ANNEX D

                            FORM OF LOCK-UP AGREEMENT

                                                              ________ ___, 2005

LEHMAN BROTHERS INC.
As Representative of
the several Underwriters listed in
Schedule I to the Underwriting
Agreement referred to below

c/o Lehman Brothers Inc.
745 Seventh Avenue
New York, New York 10019

     Re: DealerTrack Holdings, Inc. -- Public Offering

Ladies and Gentlemen:

     The undersigned understands that you, as Representative of the several Underwriters, propose to enter into an Underwriting Agreement (the "Underwriting Agreement") with DealerTrack Holdings, Inc., a Delaware corporation (the "Company"), providing for the public offering (the "Public Offering") by the several Underwriters named in Schedule I to the Underwriting Agreement (the "Underwriters"), of common stock, par value $0.01 per share, of the Company (the "Securities"). Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Underwriting Agreement.

     In consideration of the Underwriters' agreement to purchase and make the Public Offering of the Securities, and for other good and valuable consideration receipt of which is hereby acknowledged, the undersigned hereby agrees that, without the prior written consent of Lehman Brothers Inc. on behalf of the Underwriters, the undersigned will not, during the period ending 180 days after the date of the prospectus relating to the Public Offering and that is first used to confirm sales of the Securities (the "Prospectus"), (1) offer, pledge, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, directly or indirectly, any shares of common stock, $0.01 per share par value, of the Company (the "Common Stock") or any securities convertible into or exercisable or exchangeable for Common Stock (including without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the

Securities and Exchange Commission and securities which may be issued upon exercise of a stock option or warrant) or (2) enter into any swap or other agreement that transfers, in whole or in part, any of the economic consequences of ownership of the Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise. In addition, the undersigned agrees that, without the prior written consent of Lehman Brothers Inc. on behalf of the Underwriters, it will not, during the period ending 180 days after the date of the Prospectus, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security convertible into or exercisable or exchangeable for Common Stock. The foregoing sentences shall not apply to (i) transactions relating to shares of Common Stock acquired in open market transactions after the Closing Date, (ii) transfers of shares of Common Stock as a bona fide gift, provided that (A) the Common Stock so transferred is subject to the terms of a duplicate form of this lock-up agreement and (B) no party, including the undersigned, shall be required to, nor shall it voluntarily, file a report under Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") in connection with such transfer (other than a filing on Form 5 made after the expiration of the 180-day restricted period referred to above), (iii) dispositions to any trust for the direct or indirect benefit of the undersigned and/or the immediate family of the undersigned, provided that (A) the Common Stock so disposed of is subject to the terms of a duplicate form of this lock-up agreement and (B) no party, including the undersigned, shall be required to, nor shall it voluntarily, file a report under Section 16(a) of the Exchange Act in connection with such disposition (other than a filing on Form 5 made after the expiration of the 180-day restricted period referred to above), (iv) pledges to any financial institution as collateral and foreclosures of such pledges, provided that the Common Stock so pledged is subject to the terms of a duplicate form of this lock-up agreement, (v) transfers by the undersigned to its affiliates, provided that the Common Stock so transferred is subject to the terms of a duplicate form of this lock-up agreement and (vi) the adoption by an officer or director of the Company of a written trading plan pursuant to Rule 10b5-1 under the Exchange Act, provided that (A) no dispositions or sales are made pursuant to such written trading plan during the 180-day restricted period referred to above and (B) no party, including the undersigned, shall be required to, nor shall it voluntarily, file a report under Section 16(a) of the Exchange Act in connection with the adoption of such written trading plan.

     Notwithstanding the foregoing, if (1) during the last 17 days of the 180 day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 180-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 180-day period, the restrictions imposed by this lock-up agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.(1)

     Any discretionary release, waiver or termination by Lehman Brothers Inc. of the provisions set forth in Section 6(a) of the Underwriting Agreement or in this lock-up agreement or in any other similar lock-up agreement relating to the Public Offering shall be applied to all

----------
(1) This provision shall be deleted from any lock-up agreement executed by J.P. Morgan Partners (23A SBIC), L.P. or any affiliate thereof pursuant to
     Section 6(a) of the Underwriting Agreement.

persons subject to such provisions (including the undersigned) pro rata based on the number of shares of Common Stock held by such persons.

     In furtherance of the foregoing, the Company, and any duly appointed transfer agent for the registration or transfer of the securities described herein, are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this lock-up agreement.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this lock-up agreement. All authority herein conferred or agreed to be conferred and any obligations of the undersigned shall be binding upon the successors, assigns, heirs or personal representatives of the undersigned.

     This lock-up agreement shall lapse and become null and void if (i) the Underwriting Agreement does not become effective within 90 days of the date of this lock-up agreement, (ii) the registration statement filed with the Securities and Exchange Commission with respect to the Public Offering is withdrawn prior to the effectiveness of the Underwriting Agreement, (iii) the Company notifies Lehman Brothers Inc., prior to the effectiveness of the Underwriting Agreement, that it does not intend to proceed with the Public Offering, or (iv) the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Stock to be sold thereunder.

     The undersigned understands that the Underwriters are entering into the Underwriting Agreement and proceeding with the Public Offering in reliance upon this lock-up agreement.

     This lock-up agreement shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws principles thereof.

                                        Very truly yours,

                                        [NAME OF STOCKHOLDER]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

                                                                         ANNEX E

Pricing Information Provided Orally by the Underwriters

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